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EXHIBIT 32.       Section 1350 Certification

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Eli Lilly and Company, an Indiana corporation (the "Company"), does hereby certify that, to the best of their knowledge:

The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date March 11, 2004                      /S/ Sidney Taurel
                                         ------------------------------
                                         Sidney Taurel
                                         Chairman of the Board, President, and
                                           Chief Executive Officer

Date March 11, 2004                      /S/ Charles E. Golden
                                         ------------------------------
                                         Charles E. Golden
                                         Executive Vice President and
                                           Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Eli Lilly and Company and will be retained by Eli Lilly and Company and furnished to the Securities and Exchange Commission or its staff upon request.